September 24, 2021
Pioneer U.S. Government Money Market Fund
Supplement to the Summary Prospectus dated May 1, 2021
Fund summary
Effective September 29, 2021, the following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Timothy Rowe, Managing Director and Director
of Multi-Sector Fixed Income of Amundi US
(portfolio manager of the fund since September
2021); and Gregory R. Palmer, Vice President
of Amundi US (portfolio manager of the fund
since 2020)

32669-00-0921
©2021 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC